Exhibit 10.7

FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED

CREDIT AND SECURITY AGREEMENT

THIS FOURTH AMENDMENT (the “Amendment”), dated September 26, 2014, is entered into by and between SCHUFF INTERNATIONAL, INC., a Delaware corporation, and the other Persons listed in Schedule 1.1 of the Credit Agreement, as hereafter defined (collectively, jointly and severally the “Borrower”), and WELLS FARGO CREDIT, INC., a Minnesota corporation (“Lender”).

RECITALS

The Borrower and the Lender are parties to a Second Amended and Restated Credit and Security Agreement dated August 14, 2013 (as amended from time to time, the “Credit Agreement”). Capitalized terms used in these recitals have the meanings given to them in the Credit Agreement unless otherwise specified.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, it is agreed as follows:

1. Credit Agreement Amendment. The Credit Agreement is hereby amended as follows:

(a) The following definitions contained in Section 1.1 of the Credit Agreement are hereby added or replaced, as applicable.

“Advance” means a Revolving Advance, the Real Estate Term Advance or any Real Estate (2) Term Advance, as the context requires.

“Borrowing Base” means at any time the lesser of:

the Maximum Line; or

the sum of:

(i) 85% of Eligible Quincy Accounts plus the lesser of $3,000,000.00, plus

(ii) the lesser of (a) $20,000,000.00, or (b) 20% of Eligible Non-Quincy Accounts, plus

(iii) the lesser of (a) $433,000.00, which amount shall be automatically reduced by $225,000.00 on the first day of each month commencing on September 1, 2014, by all amounts which are paid to Lender pursuant to Section 6.2(c) of the Credit Agreement and by all amounts paid to Lender pursuant to Section 6.28 of the Credit Agreement until such time as said amount is equal to $0.00), or (b) 85% of the Net Orderly Liquidation Value of Eligible Equipment, plus

(iv) the lesser of (a) 85% of the Net Orderly Liquidation Value of the Eligible Inventory, or (b) $15,000,000.00, plus

(v) the lesser of (a) $6,812,500.00 (which amount shall automatically be reduced by $62,500.00 on September 1, 2014, and on the first day of each month thereafter through and until the Real Estate Facility Termination Date, at which point it shall be equal to $0.00), or (b) 20% of the fair market value of the Real Property, as determined by appraisals which are acceptable to the Lender in its sole discretion (such lesser amount, the “Real Estate Sublimit”), minus

(vii) $5,000,000.00.

“Floating Rate” means, with respect to all Advances (except the Real Estate Term Advance and the Real Estate (2) Term Advance) an interest rate equal to the sum of (i) Daily Three Month LIBOR, which interest rate shall change whenever Daily Three Month LIBOR changes, plus (ii) three percent (3.00%) and, with respect to the Real Estate Term Advance, and the Real Estate (2) Term Advance, “Floating Rate” means an interest rate equal to the sum of (i) Daily Rate equal to Three Month LIBOR, which interest rate shall change whenever the Daily Three Month LIBOR changes, plus (ii) four percent (4.00%).

“Note” or “Notes” collectively means the Third Replacement Revolving Note, the Real Estate Term Note and the Real Estate (2) Term Note and any note issued in substitution or replacement thereof.

“Real Estate (2) Term Advances” has the meaning specified in Section 2.20(a).

“Real Estate (2) Term Note” means the $15,000,000.00 Real Estate (2) Term Note in favor of the Lender, as the same may be renewed and amended from time to time, and all replacements thereto.

(b) Section 2.8(a) of the Credit Agreement is hereby deleted and replaced as follows:

(a) Note. Except as set forth in subsections (b) and (d), the outstanding principal balance of the Revolving Note and each Revolving Advance and the outstanding principal balance of the Real Estate Term Note and the Real Estate Term Advance and the outstanding principal balance of the Real Estate (2) Term Note and all Real Estate (2) Term Advances shall bear interest at the Floating Rate.

(c) Section 2.9(j) of the Credit Agreement is hereby deleted and replaced as follows:

Real Estate Term Advance Prepayment Fee. If the Real Estate Term Advance or any Real Estate (2) Term Advance is prepaid in whole or in part prior to the Real Estate Facility Maturity Date for any reason, then on the date of any such prepayment, the Borrower shall pay to the Lender as liquidated damages and not as a penalty a prepayment fee in an amount equal to (i) three percent (3.0%) of the amount prepaid, if prepayment occurs on or before April 30, 2016; (ii) two percent (2.0%) of the amount prepaid, if prepayment occurs after April 30, 2016 but on or before April 30, 2018 and (iii) one percent (1.0%) of the amount prepaid if the prepayment occurs after April 30, 2018.

(d) A new Section 2.9(k) is hereby added to the Credit Agreement which provides:

(k) Real Estate (2) Term Advance Origination Fees. The Borrower shall pay to the Lender, on the date of each Real Estate (2) Term Advance, a fully earned, non-refundable, origination fee in the amount of 0.25% of the applicable Real Estate (2) Term Advance.

(e) Section 2.20 of the Credit Agreement is hereby deleted and replaced as follows:

Section 2.20 Real Estate (2) Term Advances.

(a) The Lender agrees, subject to the terms and conditions of this Agreement, to make advances to the Borrower from time to time through and until that date which is 6 months from the date of the Fourth Amendment to the Credit Agreement (each a “Real Estate (2) Term Advance”). The Lender shall have no obligation to make a Real Estate (2) Term Advance if, after giving effect to such requested Real Estate (2) Term Advance, the aggregate original principal amount of all of the Real Estate (2) Term Advances made under this agreement would exceed $15,000,000.00 with each Real Estate (2) Term Advance. Any Real Estate (2) Advances repaid may not be reborrowed.

(b) The Borrower shall comply with the following procedures in requesting Real Estate (2) Term Advances:

(i) The Borrower shall make each request for a Real Estate (2) Term Advance to the Lender no later than the Cut-off Time on the Banking Day on which the Borrower wishes to receive the Real Estate (2) Term Advance. Requests may be made in writing or by telephone, specifying the date of the requested Real Estate (2) Term Advance and the amount thereof.

(ii) Each Real Estate (2) Term Advance shall be a minimum of $1,000,000.00.

(iii) Each request shall be by an individual authorized pursuant to 2.2(a).

(iv) There may not be more than 4 Real Estate (2) Term Advances.

(v) The proceeds of each Real Estate (2) Term Advance may be used solely to repurchase treasury stock of the Borrower.

(vi) There is not less than $10,000,000.00 in excess Availability on the date of each request for a Real Estate (2) Term Advance.

(c) Upon fulfillment of the applicable conditions set forth in Article IV, the Lender shall deposit the proceeds of the requested Real Estate (2) Term Advance by crediting the same to the Borrower’s demand deposit account specified in Section 2.2(b) unless the Lender and the Borrower shall agree in writing to another manner of disbursement. Upon the Lender’s request, the Borrower shall promptly confirm each telephonic request for a Real Estate (2) Term Advance by executing and delivering an appropriate confirmation certificate to the Lender. The Borrower shall be obligated to repay all Real Estate (2) Term Advances notwithstanding the Lender’s failure to receive such confirmation and notwithstanding the fact that the Person requesting the same was not in fact authorized to do so. Any request for a Real Estate (2) Term Advance, whether written or telephonic, shall be deemed to be a representation by the Borrower, upon which the Lender may rely, that the Borrower is in compliance with the conditions set forth in Section 4.2 as of the time of the request.

(d) Payment of the Real Estate (2) Term Advance. The outstanding principal balance of the Real Estate Term Advance shall be due and payable as follows:

(i) In equal monthly installments sufficient to fully amortize the Real Estate (2) Term Advances over an assumed term of 8 years (the “Assumed Maturity Date”), beginning on the first day of the first month following the disbursement of the first Real Estate Term Advance, and on the first day of each month thereafter. The monthly installments shall be recalculated after the disbursement of each Real Estate (2) Term Advance so that all Real Estate (2) Term Advances will be fully amortized by the Assumed Maturity Date.

(ii) All prepayments of principal with respect to the Real Estate Term Advance shall be applied to the principal installments thereof in the inverse order of maturity.

(iii) On the Real Estate Facility Termination Date, the entire unpaid principal balance of the Real Estate Term Advance, and all unpaid interest accrued thereon, shall also be fully due and payable.

(f) Section 6.2(c) of the Credit Agreement is hereby deleted and replaced as follows:

(c) Free Cash Flow. The Borrower shall, if requested by the Lender in its sole discretion, on the first day of the first month following Lender’s receipt of Borrower’s audited financial statements of each year, commencing with the 2014 fiscal year, pay 30% of the Free Cash Flow generated in the immediately preceding fiscal year to Lender for application to reduce (in the following order) the outstanding principal balance of (i) the Advances supported by the Real Estate Sublimit component of the Borrowing Base, (ii) the Real Estate Term Advance and (iii) the Real Estate Term (2) Advance.

2. No Other Changes. Except as explicitly amended by this Amendment, all of the terms and conditions of the Credit Agreement shall remain in full force and effect and shall apply to any advance or letter of credit thereunder.

3. Conditions Precedent. This Amendment shall be effective when the Lender shall have received an executed original hereof, together with each of the following, each in substance and form acceptable to the Lender in its sole discretion:

(a) A Certificate of the Secretary of the Borrower certifying as to (i) the resolutions of the board of directors of the Borrower approving the execution and delivery of this Amendment, (ii) the fact that the articles of incorporation and bylaws or articles of organization and operating agreement, as applicable, of the Borrower, which were certified and delivered to the Lender pursuant to a previous Certificate of Authority of the Borrower’s secretary or assistant secretary continue in full force and effect and have not been amended or otherwise modified except as set forth in the Certificate to be delivered, and (iii) certifying that the officers and agents of the Borrower who have been certified to the Lender, pursuant to a previous Certificate of Authority of the Borrower’s secretary or assistant secretary, as being authorized to sign and to act on behalf of the Borrower continue to be so authorized or setting forth the sample signatures of each of the officers and agents of the Borrower authorized to execute and deliver this Amendment and all other documents, agreements and certificates on behalf of the Borrower.

(b) The Real Estate (2) Term Note, in the form attached hereto as Exhibit A-1, duly executed by the Borrower.

(c) The Amendments to the Deeds of Trust, in the form attached hereto as Exhibit A-2, duly executed and acknowledged by the Borrower.

(d) Payment of the fee detailed in Section 9 below.

(e) Such other matters as the Lender may reasonably require.

4. Representations and Warranties. The Borrower hereby represents and warrants to the Lender as follows:

(a) The Borrower has all requisite power and authority to execute this Amendment and any other agreements or instruments required hereunder and to perform all of its obligations hereunder, and this Amendment and all such other agreements and instruments has been duly executed and delivered by the Borrower and constitute the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms.

(b) The execution, delivery and performance by the Borrower of this Amendment and any other agreements or instruments required hereunder have been duly authorized by all necessary corporate action and do not (i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) violate any provision of any law, rule or regulation or of any order, writ, injunction or decree presently in effect, having applicability to the Borrower, or the articles of incorporation or by-laws of the Borrower, or (iii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which the Borrower is a party or by which it or its properties may be bound or affected.

(c) All of the representations and warranties contained in Article V of the Credit Agreement are correct on and as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date.

5. References. All references in the Credit Agreement to “this Agreement” shall be deemed to refer to the Credit Agreement as amended hereby; and any and all references in the Security Documents to the Credit Agreement shall be deemed to refer to the Credit Agreement as amended hereby.

6. No Waiver. The execution of this Amendment and the acceptance of all other agreements and instruments related hereto shall not be deemed to be a waiver of any Default or Event of Default under the Credit Agreement or a waiver of any breach, default or event of default under any Security Document or other document held by the Lender, whether or not known to the Lender and whether or not existing on the date of this Amendment.

7. Release. The Borrower hereby absolutely and unconditionally releases and forever discharges the Lender, and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which the Borrower has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Amendment, whether such claims, demands and causes of action are matured or unmatured or known or unknown.

8. Costs and Expenses. The Borrower hereby reaffirms its agreement under the Credit Agreement to pay or reimburse the Lender on demand for all costs and expenses incurred by the Lender in connection with the Loan Documents, including without limitation all title insurance premiums and all reasonable fees and disbursements of legal counsel. Without limiting the generality of the foregoing, the Borrower specifically agrees to pay all reasonable fees and disbursements of counsel to the Lender for the services performed by such counsel in connection with the preparation of this Amendment and the documents and instruments incidental hereto. The Borrower hereby agrees that the Lender may, subject to the terms of this Amendment, in its sole discretion and without further authorization by the Borrower, make a loan to the Borrower under the Credit Agreement, or apply the proceeds of any loan, for the purpose of paying any such fees, disbursements, costs and expenses.

9. Amendment Fee. The Borrower shall pay to the Lender, on the date hereof, a fully earned, non-refundable amendment fee in the amount of $37,500.00.

10. Miscellaneous. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument.

[EXECUTION PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

For Each Person Comprising the Borrower c/o Schuff International, Inc. 1841 W. Buchanan Street Phoenix, Arizona 85007	SCHUFF INTERNATIONAL, INC., a Delaware corporation
Telecopier: (602) 452-4465	By	/s/ Michael R. Hill
Attention: Michael R. Hill		Michael R. Hill
e-mail: MIKE.HILL@SCHUFF.COM	Its:	Vice President and CFO

SCHUFF STEEL COMPANY, a Delaware corporation

By:	/s/ Michael R. Hill
Michael R. Hill
Its:	Vice President and CFO

SCHUFF STEEL – ATLANTIC, LLC., a Florida limited liability company

By:	Schuff Steel Company, a Delaware corporation
Its Managing Member

By:	/s/ Michael R. Hill
Michael R. Hill
Its: Vice President and CFO

QUINCY JOIST COMPANY, a Delaware corporation

By:	/s/ Michael R. Hill
Michael R. Hill
Its: Vice President and CFO

SCHUFF STEEL – GULF COAST, INC., a Delaware corporation

By:	/s/ Michael R. Hill
Michael R. Hill
Its: Vice President and CFO

ON-TIME STEEL MANAGEMENT
HOLDING, INC., a Delaware corporation

By:	/s/ Michael R. Hill
Michael R. Hill
Its: Vice President and CFO

SCHUFF HOLDING CO., a Delaware corporation

By	/s/ Michael R. Hill
Michael R. Hill
Its: President

ADDISON STRUCTURAL SERVICES, INC., a Florida corporation

By	/s/ Michael R. Hill
Michael R. Hill
Its: President

SCHUFF STEEL MANAGEMENT COMPANY-SOUTHEAST L.L.C., a Delaware limited liability company

By	/s/ Michael R. Hill
Name: Michael R. Hill, Manager

SCHUFF STEEL MANAGEMENT COMPANY-SOUTHWEST, INC., a Delaware corporation

By:	/s/ Michael R. Hill
Michael R. Hill
Its: Vice President and CFO

SCHUFF STEEL MANAGEMENT COMPANY-COLORADO, L.L.C., a Delaware limited liability company

By:	/s/ Michael R. Hill
Michael R. Hill, Manager

SCHUFF PREMIER SERVICES LLC, a Delaware limited liability company

By:	/s/ Michael R. Hill
Name: Michael R. Hill, Manager

WELLS FARGO CREDIT, INC.

By	/s/ Amber M. Wildermuth

Its Authorized Signatory

EXHIBIT A-1

REAL ESTATE (2) TERM NOTE

$15,000,000.00	, 2014

For value received, the undersigned, SCHUFF INTERNATIONAL, INC., a Delaware corporation, SCHUFF STEEL COMPANY, a Delaware corporation, SCHUFF STEEL – ATLANTIC, LLC., a Florida limited liability company, QUINCY JOIST COMPANY, a Delaware corporation, SCHUFF STEEL – GULF COAST, INC., a Delaware corporation, ON-TIME STEEL MANAGEMENT HOLDING, INC., a Delaware corporation, SCHUFF HOLDING CO., a Delaware corporation, ADDISON STRUCTURAL SERVICES, INC., a Florida corporation, SCHUFF STEEL MANAGEMENT COMPANY-SOUTHEAST L.L.C., a Delaware limited liability company, SCHUFF STEEL MANAGEMENT COMPANY-SOUTHWEST, INC., a Delaware corporation, SCHUFF STEEL MANAGEMENT COMPANY-COLORADO, L.L.C., a Delaware limited liability company, SCHUFF PREMIER SERVICES LLC, a Delaware limited liability company (collectively, jointly and severally the “Borrower”), hereby promises to pay to the order of WELLS FARGO CREDIT, INC., a Minnesota corporation (the “Lender”), on or before the Termination Date set forth in the Second Amended and Restated Credit and Security Agreement dated August 14, 2013, as amended from time to time, that was entered into by the Lender and the Borrower (the “Credit Agreement”), at Lender’s office located at Phoenix, Arizona or at any other place designated at any time by the holder hereof, in lawful money of the United States of America and in immediately available funds, the principal sum of Fifteen Million Dollars ($15,000,000.00) or the aggregate unpaid principal amount of all Real Estate (2) Term Advances made by the Lender to the Borrower under the Credit Agreement together with interest on the principal amount hereunder remaining unpaid from time to time, computed on the basis of the actual number of days elapsed and a 360-day year, from the date the Real Estate (2) Term Advances are made to the Borrower until this Real Estate (2) Term Note is fully paid at the rate from time to time in effect under the Credit Agreement.

This Real Estate (2) Term Note is the Real Estate (2) Term Note referred to in the Credit Agreement, and is subject to the terms of, the Credit Agreement, which provides, among other things, for acceleration hereof. Principal and interest due hereunder shall be payable as provided in the Credit Agreement, and this Real Estate (2) Term Note may be prepaid only in accordance with the terms of the Credit Agreement. This Real Estate (2) Term Note is secured, among other things, pursuant to the Credit Agreement and the Security Documents as therein defined, and may now or hereafter be secured by one or more other security agreements, mortgages, deeds of trust, assignments or other instruments or agreements. This Real Estate (2) Term Note is secured, among other things, pursuant to the Credit Agreement and the Security Documents as therein defined, and may now or hereafter be secured by one or more other security agreements, mortgages, deeds of trust, assignments or other instruments or agreements.

The Borrower hereby agrees to pay all costs of collection, including reasonable attorneys’ fees and legal expenses in the event this Real Estate (2) Term Note is not paid when due, whether or not legal proceedings are commenced.

Presentment or other demand for payment, notice of dishonor and protest are expressly waived.

SCHUFF INTERNATIONAL, INC., a
Delaware corporation

By
Michael R. Hill
Its:	Vice President and CFO

SCHUFF STEEL COMPANY, a
Delaware corporation

By:
Michael R. Hill
Its:	Vice President and CFO

SCHUFF STEEL – ATLANTIC, LLC., a Florida limited liability company

By:	Schuff Steel Company, a Delaware
corporation
Its Managing Member

By:
Michael R. Hill
	Its:	Vice President and CFO

QUINCY JOIST COMPANY, a Delaware corporation

By:
Michael R. Hill
Its: Vice President and CFO

SCHUFF STEEL – GULF COAST, INC., a Delaware corporation

By:
Michael R. Hill
Its: Vice President and CFO

ON-TIME STEEL MANAGEMENT
HOLDING, INC., a Delaware corporation

By:
Michael R. Hill
Its: Vice President and CFO

SCHUFF HOLDING CO., a Delaware corporation

By:
Michael R. Hill
Its: Vice President and CFO

ADDISON STRUCTURAL SERVICES, INC., a Florida corporation

By
Name: Michael R. Hill
Title: Vice President and CFO

SCHUFF STEEL MANAGEMENT COMPANY-SOUTHEAST L.L.C., a Delaware limited liability company

By
Name: Michael R. Hill, Manager

SCHUFF STEEL MANAGEMENT COMPANY-SOUTHWEST, INC., a Delaware corporation

By:
Michael R. Hill
Its: Vice President and CFO

SCHUFF STEEL MANAGEMENT COMPANY-COLORADO, L.L.C., a Delaware limited liability company

By:
Michael R. Hill, Manager

SCHUFF PREMIER SERVICES LLC, a Delaware limited liability company

By:
Name: Michael R. Hill, Manager

EXHIBIT A-2

Amendments to the Deeds of Trust

When recorded return to:

Thomas E. Halter

Gust Rosenfeld, P.L.C.

One East Washington, Suite 1600

Phoenix, Arizona 85004-2553

FIFTH AMENDMENT TO DEED OF TRUST, ASSIGNMENT OF RENTS,

SECURITY AGREEMENT AND FIXTURE FILING

DATE:	, 2014

PARTIES:	SCHUFF STEEL COMPANY, a Delaware corporation
1841 W. Buchanan Street
Phoenix, AZ 85007 (“Trustor”)

WELLS FARGO CREDIT, INC.
100 West Washington Street, 15th Floor
MAC S4101-158
Phoenix, AZ 85003 (“Beneficiary”)

Trustor has granted to Beneficiary a Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing on certain real property located in Coconino County, Arizona which was recorded in the records of Coconino County, Arizona (the “Official Records”) at Instrument No. 3431845, as amended (the “Deed of Trust”).

Trustor and Beneficiary have executed this Amendment to Deed of Trust to modify the Deed of Trust as follows:

1. Section 2.1 of the Deed of Trust is deleted and replaced as follows:

2.1 Payment of the sum of Seventy-Five Million Dollars ($75,000,000.00) according to the terms of (i) that Third Replacement Revolving Promissory Note in the original principal amount of $50,000,000.00, and (ii) that Real Estate Term Note in the original principal amount of $10,000,000.00, and (iii) that Real Estate (2) Term Note in the original principal amount of $15,000,000.00, each made by Trustor, and the other persons or entities listed on Schedule “B” attached hereto and by this reference made a part hereof (hereinafter Trustor and such other persons individually and collectively called “Borrower”), payable to the order of Beneficiary, evidencing lines of credit, all or parts of which may be advanced to Borrower, repaid by Borrower and readvanced to Borrower, from time to time, subject to the terms and conditions thereof and/or of that Second Amended and Restated Credit and Security Agreement dated August 14, 2013, as amended from time to time and as amended and restated from time to time, by and between Borrower and Beneficiary (hereinafter called the “Loan Agreement”), provided that the principal balance outstanding at any time shall not exceed the sum set forth about in this Paragraph 2.1, with interest thereon, extension and other fees, late charges, prepayment premiums and attorneys’ fees, according to the terms thereof, and all extensions, modifications, renewals or replacements thereof (hereinafter collectively called the “Note”). The instruments detailed above bear interest at a variable rate in accordance with the terms and provisions thereof which are by this reference incorporated herein.

2. Except as specifically modified herein, the Deed of Trust shall remain in full force and effect unmodified in any way and nothing done pursuant hereto shall impair or adversely affect or be construed as impairing or adversely affecting the liens and security interests or the priority thereof over other liens and security interests, or release or affect the liability of any party or parties who may now or hereafter be liable under or on account of the Loan.

3. This Amendment may be executed in any number of counterparts, which counterparts when combined together shall constitute an original document.

[EXECUTION PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereof have executed this Amendment to Deed of Trust on the date first set forth above.

SCHUFF STEEL COMPANY, a Delaware corporation

By
Michael R. Hill
Its Vice President and CFO

State of

County of

The foregoing instrument was acknowledged before me this                      day of                     , 2014, by Michael R. Hill, as Vice President and CFO of Schuff Steel Company, a Delaware corporation, on behalf of the corporation.

(Seal and Expiration Date)

Notary Public

WELLS FARGO CREDIT, INC., a Minnesota corporation

By
Amber N. Wildermuth
Its Authorized Signatory

State of Arizona

County of Maricopa

The foregoing instrument was acknowledged before me this              day of                    , 2014, by Amber N. Wildermuth, as Authorized Signatory of Wells Fargo Credit, Inc., a Minnesota corporation, on behalf of the corporation.

(Seal and Expiration Date)

Notary Public

EXHIBIT A

(Legal Description)

When recorded return to:

Thomas E. Halter

Gust Rosenfeld, P.L.C.

One East Washington, Suite 1600

Phoenix, Arizona 85004-2553

SECOND AMENDMENT TO DEED OF TRUST AND

ASSIGNMENT OF RENTS AND LEASES

DATE:	, 2014

PARTIES:	SCHUFF STEEL COMPANY, a Delaware corporation
1841 W. Buchanan Street
Phoenix, AZ 85007 (“Trustor”)

WELLS FARGO CREDIT, INC.
100 West Washington Street, 15th Floor
MAC S4101-158
Phoenix, AZ 85003 (“Beneficiary”)

Trustor has granted to Beneficiary a Deed of Trust and Assignment of Rents and Leases on certain real property located in Maricopa County, Arizona which was recorded in the records of Maricopa County, Arizona (the “Official Records”) at Instrument No. 20120282390, as amended (the “Deed of Trust”).

Trustor and Beneficiary have executed this Amendment to Deed of Trust to modify the Deed of Trust as follows:

1. Section 2.1(a) of the Deed of Trust is deleted and replaced as follows:

(a) Payment of the sum of Seventy-Five Million Dollars ($75,000,000.00) according to the terms of (i) that Third Replacement Revolving Promissory Note in the original principal amount of $50,000,000.00, (ii) that Real Estate Term Note in the original principal amount of $10,000,000.00, and (iii) that Real Estate (2) Term Note in the original principal amount of $15,000,000.00, each made by Trustor, and the other persons or entities listed on Schedule “B” attached hereto and by this reference made a part hereof (hereinafter Trustor and such other persons individually and collectively called “Borrower”), payable to the order of Beneficiary, evidencing lines of credit, all or parts of which may be advanced to Borrower, repaid by Borrower and readvanced to Borrower, from time to time, subject to the terms and conditions thereof and/or of that Second Amended and Restated Credit and Security Agreement dated August 14, 2013, as amended from time to time and as amended and restated from time to time, by and between Borrower and Beneficiary (hereinafter called the “Loan Agreement”), provided that the principal balance outstanding at any time shall not exceed the sum set forth about in this Paragraph 2.1, with interest thereon, extension and other fees, late charges, prepayment premiums and attorneys’ fees, according to the terms thereof, and all extensions, modifications, renewals or replacements thereof (hereinafter collectively called the “Note”). The instruments detailed above bear interest at a variable rate in accordance with the terms and provisions thereof which are by this reference incorporated herein.

2. Except as specifically modified herein, the Deed of Trust shall remain in full force and effect unmodified in any way and nothing done pursuant hereto shall impair or adversely affect or be construed as impairing or adversely affecting the liens and security interests or the priority thereof over other liens and security interests, or release or affect the liability of any party or parties who may now or hereafter be liable under or on account of the Loan.

3. This Amendment may be executed in any number of counterparts, which counterparts when combined together shall constitute an original document.

[EXECUTION PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereof have executed this Amendment to Deed of Trust on the date first set forth above.

SCHUFF STEEL COMPANY, a Delaware corporation

By
Michael R. Hill
Its Vice President and CFO

State of

County of

The foregoing instrument was acknowledged before me this                  day of                             , 2014, by Michael R. Hill, as Vice President and CFO of Schuff Steel Company, a Delaware corporation, on behalf of the corporation.

(Seal and Expiration Date)

Notary Public

WELLS FARGO CREDIT, INC., a Minnesota corporation

By
Amber N. Wildermuth
Its Authorized Signatory

State of Arizona

County of Maricopa

The foregoing instrument was acknowledged before me this                  day of                             , 2014, by Amber N. Wildermuth, as Authorized Signatory of Wells Fargo Credit, Inc., a Minnesota corporation, on behalf of the corporation.

(Seal and Expiration Date)

Notary Public

EXHIBIT A

(Legal Description)

When recorded return to:

Thomas E. Halter

Gust Rosenfeld, P.L.C.

One East Washington, Suite 1600

Phoenix, Arizona 85004-2553

FOURTH AMENDMENT TO DEED OF TRUST

AND ASSIGNMENT OF RENTS AND LEASES

DATE:	, 2014

PARTIES:	SCHUFF INTERNATIONAL, INC., a Delaware corporation
SCHUFF STEEL COMPANY, a Delaware corporation
1841 W. Buchanan Street
Phoenix, AZ 85007 (collectively, jointly and severally the “Trustor”)

WELLS FARGO CREDIT, INC.
100 West Washington Street, 15th Floor
MAC S4101-158
Phoenix, AZ 85003 (“Beneficiary”)

Trustor has granted to Beneficiary a Deed of Trust and Assignment of Rents and Leases on certain real property located in Pinal County, Arizona which was recorded in the records of Pinal County, Arizona (the “Official Records”) at Instrument No. 2009-013327, as amended (the “Deed of Trust”).

Trustor and Beneficiary have executed this Amendment to Deed of Trust to modify the Deed of Trust as follows:

1. Section 2.1(a) of the Deed of Trust is deleted and replaced as follows:

2.1 Payment of the sum of Seventy-Five Million Dollars ($75,000,000.00) according to the terms of (i) that Third Replacement Revolving Promissory Note in the original principal amount of $50,000,000.00, (ii) that Real Estate Term Note in the original principal amount of $10,000,000.00, and (iii) that Real Estate (2) Term Note in the original principal amount of $15,000,000.00, each made by Trustor, and the other persons or entities listed on Schedule “B” attached hereto and by this reference made a part hereof (hereinafter Trustor and such other persons individually and collectively called “Borrower”), payable to the order of Beneficiary, evidencing lines of credit, all or parts of which may be advanced to Borrower, repaid by Borrower and readvanced to Borrower, from time to time, subject to the terms and conditions thereof and/or of that Second Amended and Restated Credit and Security Agreement dated August 14, 2013, as amended from time to time and as amended and restated from time to time, by and between Borrower and Beneficiary (hereinafter called the “Loan Agreement”), provided that the principal balance outstanding at any time shall not exceed the sum set forth about in this Paragraph 2.1, with interest thereon, extension and other fees, late charges, prepayment premiums and attorneys’ fees, according to the terms thereof, and all extensions, modifications, renewals or replacements thereof (hereinafter collectively called the “Note”). The instruments detailed above bear interest at a variable rate in accordance with the terms and provisions thereof which are by this reference incorporated herein; and

2. Except as specifically modified herein, the Deed of Trust shall remain in full force and effect unmodified in any way and nothing done pursuant hereto shall impair or adversely affect or be construed as impairing or adversely affecting the liens and security interests or the priority thereof over other liens and security interests, or release or affect the liability of any party or parties who may now or hereafter be liable under or on account of the Loan.

3. This Amendment may be executed in any number of counterparts, which counterparts when combined together shall constitute an original document.

[EXECUTION PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereof have executed this Amendment to Deed of Trust on the date first set forth above.

SCHUFF INTERNATIONAL, INC., a Delaware corporation

By

Its

State of

County of

The foregoing instrument was acknowledged before me this                  day of                             , 2014, by                             , the                              of Schuff International, Inc., a Delaware corporation, on behalf of the corporation.

(Seal and Expiration Date)

Notary Public

SCHUFF STEEL COMPANY, a Delaware corporation

By
Michael R. Hill
Its Vice President and CFO

State of

County of

The foregoing instrument was acknowledged before me this                     day of                             , 2014, by Michael R. Hill, as Vice President and CFO of Schuff Steel Company, a Delaware corporation, on behalf of the corporation.

(Seal and Expiration Date)

Notary Public

WELLS FARGO CREDIT, INC., a Minnesota corporation

By
Amber N. Wildermuth
Its Authorized Signatory

State of Arizona

County of Maricopa

The foregoing instrument was acknowledged before me this                      day of                             , 2014, by Amber N. Wildermuth, as Authorized Signatory of Wells Fargo Credit, Inc., a Minnesota corporation, on behalf of the corporation.

(Seal and Expiration Date)

Notary Public

EXHIBIT A

(Legal Description)

When recorded return to:

Thomas E. Halter

Gust Rosenfeld, P.L.C.

One East Washington, Suite 1600

Phoenix, Arizona 85004-2553

SECOND AMENDMENT TO DEED OF TRUST AND

ASSIGNMENT OF RENTS AND LEASES

DATE:	, 2014

PARTIES:	SCHUFF HOLDING CO., a Delaware corporation
1841 W. Buchanan Street
Phoenix, AZ 85007 (“Trustor”)

WELLS FARGO CREDIT, INC.
100 West Washington Street, 15th Floor
MAC S4101-158
Phoenix, AZ 85003 (“Beneficiary”)

Trustor has granted to Beneficiary a Deed of Trust and Assignment of Rents and Leases on certain real property located in Maricopa County, Arizona which was recorded in the records of Maricopa County, Arizona (the “Official Records”) at Instrument No. 20120282395, as amended (the “Deed of Trust”).

Trustor and Beneficiary have executed this Amendment to Deed of Trust to modify the Deed of Trust as follows:

1. Section 2.1(a) of the Deed of Trust is deleted and replaced as follows:

(a) Payment of the sum of Seventy-Five Million Dollars ($75,000,000.00) according to the terms of (i) that Third Replacement Revolving Promissory Note in the original principal amount of $50,000,000.00, (ii) that Real Estate Term Note in the original principal amount of $10,000,000.00, and (iii) that Real Estate (2) Term Note in the original principal amount of $15,000,000.00, each made by Trustor, and the other persons or entities listed on Schedule “B” attached hereto and by this reference made a part hereof (hereinafter Trustor and such other persons individually and collectively called “Borrower”), payable to the order of Beneficiary, evidencing lines of credit, all or parts of which may be advanced to Borrower, repaid by Borrower and readvanced to Borrower, from time to time, subject to the terms and conditions thereof and/or of that Second Amended and Restated Credit and Security Agreement dated August 14, 2013, as amended from time to time and as amended and restated from time to time, by and between Borrower and

Beneficiary (hereinafter called the “Loan Agreement”), provided that the principal balance outstanding at any time shall not exceed the sum set forth about in this Paragraph 2.1, with interest thereon, extension and other fees, late charges, prepayment premiums and attorneys’ fees, according to the terms thereof, and all extensions, modifications, renewals or replacements thereof (hereinafter collectively called the “Note”). The instruments detailed above bear interest at a variable rate in accordance with the terms and provisions thereof which are by this reference incorporated herein.

2. Except as specifically modified herein, the Deed of Trust shall remain in full force and effect unmodified in any way and nothing done pursuant hereto shall impair or adversely affect or be construed as impairing or adversely affecting the liens and security interests or the priority thereof over other liens and security interests, or release or affect the liability of any party or parties who may now or hereafter be liable under or on account of the Loan.

3. This Amendment may be executed in any number of counterparts, which counterparts when combined together shall constitute an original document.

[EXECUTION PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereof have executed this Amendment to Deed of Trust on the date first set forth above.

SCHUFF HOLDING CO., a Delaware corporation

By
Michael R. Hill Its Vice President and CFO

State of

County of

The foregoing instrument was acknowledged before me this                  day of                         , 2014, by Michael R. Hill, as Vice President and CFO of Schuff Holding Co., a Delaware corporation, on behalf of the corporation.

(Seal and Expiration Date)

Notary Public

WELLS FARGO CREDIT, INC., a Minnesota corporation

By
Amber N. Wildermuth
Its Authorized Signatory

State of Arizona

County of Maricopa

The foregoing instrument was acknowledged before me this              day of                     , 2014, by Amber N. Wildermuth, as Authorized Signatory of Wells Fargo Credit, Inc., a Minnesota corporation, on behalf of the corporation.

(Seal and Expiration Date)

Notary Public

EXHIBIT A

(Legal Description)

When recorded return to:

Thomas E. Halter

Gust Rosenfeld, P.L.C.

One East Washington, Suite 1600

Phoenix, Arizona 85004-2553

THIRD AMENDMENT TO DEED OF TRUST

AND ASSIGNMENT OF RENTS AND LEASES

DATE:	, 2014

PARTIES:

SCHUFF STEEL COMPANY, a Delaware corporation

1841 W. Buchanan Street

Phoenix, AZ 85007 (“Trustor”)

WELLS FARGO CREDIT, INC.

100 West Washington Street, 15th Floor

MAC S4101-158

Phoenix, AZ 85003 (“Beneficiary”)

Trustor has granted to Beneficiary a Deed of Trust and Assignment of Rents and Leases on certain real property located in San Joaquin County, California which was recorded in the records of San Joaquin County, California (the “Official Records”) at Instrument No. 2009-185829 (the “Deed of Trust”).

Trustor and Beneficiary have executed this Amendment to Deed of Trust to modify the Deed of Trust as follows:

1. Section 2.1(a) of the Deed of Trust is hereby deleted and replaced as follows:

(a) Payment of the sum of Seventy-Five Million Dollars ($75,000,000.00) according to the terms of (i) that Third Replacement Revolving Promissory Note in the original principal amount of $50,000,000.00, (ii) that Real Estate Term Note in the original principal amount of $10,000,000.00, and (iii) that Real Estate (2) Term Note in the original principal amount of $15,000,000.00, each made by Trustor and the other persons or entities listed on Schedule “B” attached hereto and by this reference made a part hereof (hereinafter Trustor and such other persons individually and collectively called “Borrower”), payable to the order of Beneficiary, evidencing lines of credit, all or parts of which may be advanced to Borrower, repaid by Borrower and readvanced to Borrower, from time to time, subject to the terms and conditions thereof and/or of that Second Amended and Restated Credit and Security

Agreement dated August 14, 2013, as amended from time to time and as amended and restated from time to time, by and between Borrower and Beneficiary (hereinafter called the “Loan Agreement”), provided that the principal balance outstanding at any time shall not exceed the sum set forth about in this Paragraph 2.1, with interest thereon, extension and other fees, late charges, prepayment premiums and attorneys’ fees, according to the terms thereof, and all extensions, modifications, renewals or replacements thereof (hereinafter collectively called the “Note”). The instruments detailed above bear interest at a variable rate in accordance with the terms and provisions thereof which are by this reference incorporated herein; and

2. Except as specifically modified herein, the Deed of Trust shall remain in full force and effect unmodified in any way and nothing done pursuant hereto shall impair or adversely affect or be construed as impairing or adversely affecting the liens and security interests or the priority thereof over other liens and security interests, or release or affect the liability of any party or parties who may now or hereafter be liable under or on account of the Loan.

3. This Amendment may be executed in any number of counterparts, which counterparts when combined together shall constitute an original document.

[EXECUTION PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereof have executed this Amendment to Deed of Trust on the date first set forth above.

SCHUFF STEEL COMPANY, a Delaware corporation

By
Michael R. Hill
Its Vice President and CFO

State of

County of

The foregoing instrument was acknowledged before me this                      day of                     , 2014, by Michael R. Hill, as Vice President and CFO of Schuff Steel Company, a Delaware corporation, on behalf of the corporation.

(Seal and Expiration Date)

Notary Public

WELLS FARGO CREDIT, INC., a Minnesota corporation

By
Amber N. Wildermuth
Its Authorized Signatory

State of Arizona

County of Maricopa

The foregoing instrument was acknowledged before me this                      day of                     , 2014, by Amber N. Wildermuth, as Authorized Signatory of Wells Fargo Credit, Inc., a Minnesota corporation, on behalf of the corporation.

(Seal and Expiration Date)

Notary Public

EXHIBIT A

(Legal Description)

This document was prepared by and

When recorded return to:

Thomas E. Halter

Gust Rosenfeld P.L.C.

One East Washington, Suite 1600

Phoenix, AZ 85004-2553

SEVENTH AMENDMENT TO REVOLVING REAL ESTATE MORTGAGE,

ASSIGNMENT OF RENTS, SECURITY AGREEMENT AND FIXTURE FILING

(FL-Addison)

THIS SEVENTH AMENDMENT TO REVOLVING REAL ESTATE MORTGAGE, ASSIGNMENT OF RENTS, SECURITY AGREEMENT AND FIXTURE FILING (“Agreement”) is made as of the              day of             , 2014, by and between WELLS FARGO CREDIT, INC. (“Mortgagee”), whose mailing address is 100 West Washington Street, 15th Floor, MAC #S4101-158, Phoenix, AZ 85003, and SCHUFF STEEL – ATLANTIC, LLC, a Florida limited liability company, formerly known as Schuff Steel – Atlantic, Inc., a Florida corporation, formerly known as Addison Steel, Inc. (“Mortgagor”), whose address is 1841 W. Buchanan Street Phoenix, AZ 85007.

R E C I T A L S

Mortgagor has delivered to Mortgagee a Revolving Real Estate Mortgage, Assignment of Rents, Security Agreement and Fixture Filing (the “Mortgage”) on certain real property located in Orange County, Florida which was recorded in the Public Records of Orange County, Florida as Instrument No. 20030564043 in Official Records Book 07126, Page 0431, as amended from time to time (the “Mortgage”).

1. The Mortgage is hereby amended as follows:

(a) The first paragraph of the Mortgage is deleted and replaced as follows:

THE TOTAL PRINCIPAL INDEBTEDNESS SECURED BY THIS MORTGAGE (EXCLUSIVE OF FUTURE ADVANCES AND DISBURSEMENTS TO PAY TAXES, LEVIES OR INSURANCE ON THE PROPERTY OR OTHERWISE TO PROTECT OR PRESERVE THE MORTGAGED PROPERTY) IS $75,000,000.00. HOWEVER, MORTGAGEE’S RECOVERY UNDER THIS MORTGAGE AGAINST THE PREMISES, LEASES AND RENTS IN RESPECT OF SUCH PRINCIPAL INDEBTEDNESS IS LIMITED TO $6,000,000.00. ACCORDINGLY, DOCUMENTARY STAMP AND INTANGIBLES TAXES HAVE BEEN PAID BASED UPON $6,000,000.00.

(b) Section 2.1 is hereby deleted and replaced as follows:

2.1 Payment of the sum of Seventy-Five Million Dollars ($75,000,000.00) according to the terms of (i) that Third Replacement Revolving Promissory Note in the original principal amount of $50,000,000.00, (ii) that Real Estate Term Note in the original principal amount of $10,000,000.00, and (iii) that Real Estate (2) Term Note in the original principal amount of $15,000,000.00, made by Mortgagor and the other persons or entities listed on Schedule “B” attached hereto and by this reference made a part hereof (hereinafter Mortgagor and such other persons and entities individually and collectively called “Borrower”), each payable to the order of Mortgagee, evidencing lines of credit, all or parts of which may be advanced to Borrower, repaid by Borrower and readvanced to Borrower, from time to time, subject to the terms and conditions thereof and/or of that Second Amended and Restated Credit and Security Agreement dated August 14, 2013, as amended from time to time and as amended and restated from time to time, by and between Borrower and Mortgagee (hereinafter called the “Loan Agreement”), provided that the principal balance outstanding at any time shall not exceed the sum set forth about in this Paragraph 2.1, with interest thereon, extension and other fees, late charges, prepayment premiums and attorneys’ fees, according to the terms thereof, and all extensions, modifications, renewals or replacements thereof (hereinafter collectively called the “Note”). The instruments detailed above bear interest at a variable rate in accordance with the terms and provisions thereof which are by this reference incorporated herein and the Third Replacement Revolving Note has a scheduled maturity date of June 30, 2018, and the Real Estate Term Note and the Real Estate (2) Term Note each have a scheduled maturity date of April 30, 2019.

2. Except as specifically modified herein, the Mortgage shall remain in full force and effect unmodified in any way and nothing done pursuant hereto shall impair or adversely affect or be construed as impairing or adversely affecting the liens and security interests or the priority thereof over other liens and security interests, or release or affect the liability of any party or parties who may now or hereafter be liable under or on account of the loan.

3. This Agreement may be executed in any number of counterparts, which counterparts when combined together shall constitute an original document.

4. This Agreement shall be binding upon, and shall inure to the benefit of Mortgagor and Mortgagee and their respective successors and assigns.

Recorder’s Note: The principal indebtedness secured by this Agreement consists of the principal indebtedness currently secured by the Mortgage, of which the maximum amount recoverable is $6,000,000, upon which appropriate Documentary Stamp Taxes and Intangible Taxes have been paid. Accordingly, no further Documentary Stamp Taxes and Intangible Taxes are due.

[EXECUTION PAGES FOLLOW]

IN WITNESS WHEREOF, the parties have executed this Agreement on the date and year first set forth above.

SCHUFF STEEL – ATLANTIC, LLC, a Florida limited liability company

By:
Michael R. Hill
Its:	Vice President and CFO

State of Arizona

County of Maricopa

The foregoing instrument was acknowledged before me this     day of             , 2014, by Michael R. Hill, as Vice President and CFO of Schuff Steel – Atlantic, LLC, a Florida limited liability company, on behalf of the limited liability company. He/she is personally known to me or has produced                     as identification.

Notary:
[NOTARIAL SEAL]	Print Name:
Notary Public, State of
My commission expires:

WELLS FARGO CREDIT, INC., a Minnesota corporation

By:
Amber N. Wildermuth
Its:	Authorized Signatory

State of Arizona

County of Maricopa

The foregoing instrument was acknowledged before me this      day of            , 2014, by Amber N. Wildermuth, as Authorized Signatory of Wells Fargo Credit, Inc., a Minnesota corporation, on behalf of the corporation. He/she is personally known to me or has produced                     as identification.

Notary:
[NOTARIAL SEAL]	Print Name:
Notary Public, State of
My commission expires:

EXHIBIT A

(Legal Description)

When recorded return to:

Thomas E. Halter

Gust Rosenfeld, P.L.C.

One East Washington, Suite 1600

Phoenix, Arizona 85004-2553

SEVENTH AMENDMENT TO DEED OF TRUST, ASSIGNMENT OF RENTS,

SECURITY AGREEMENT AND FIXTURE FILING

DATE:	, 2014

PARTIES:	SCHUFF STEEL – GULF COAST, INC., a Delaware corporation (formerly known as Six Industries, Inc.) 1841 W. Buchanan Street Phoenix, AZ 85007 (“Grantor”)

WELLS FARGO CREDIT, INC. 100 West Washington Street, 15th Floor MAC S4101-158 Phoenix, AZ 85003 (“Beneficiary”)

JEFF DAHLEN C/O STEWART TITLE Natl. Title Service Center 2 North La Salle St., Suite 1400 Chicago, IL 60602 (“Trustee”)

Grantor has granted to Trustee, on behalf of Beneficiary a Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing on certain real property located in Harris County, Texas which was recorded in the records of Harris County, Texas (the “Official Records”) at Instrument No. 300237058, as amended (the “Deed of Trust”).

Grantor and Beneficiary have executed this Eighth Amendment to Deed of Trust to modify the Deed of Trust as follows:

1. Section 2.1 of the Deed of Trust is deleted and replaced as follows:

2.1 Payment of the sum of Seventy-Five Million Dollars ($75,000,000.00) according to the terms of (i) that Third Replacement Revolving Promissory Note in the original principal amount of $50,000,000.00, (ii) that Real Estate Term Note in the original principal amount of $10,000,000.00, and (iii) that Real Estate (2) Term Note in the original principal amount of $15,000,000.00, made by Grantor, and the other persons or entities listed on Schedule “B” attached hereto and by this reference made a part hereof (hereinafter Grantor and such other persons individually and collectively called “Borrower”), payable to the order of Beneficiary, evidencing lines of credit, all or parts of which may be advanced to Borrower, repaid by Borrower and readvanced to Borrower, from time to time, subject to the terms and conditions thereof and/or of that Second Amended and Restated Credit and Security Agreement dated August 14, 2013, as amended from time to time and as amended and restated from time to time, by and between Borrower and Beneficiary (hereinafter called the “Loan Agreement”), provided that the principal balance outstanding at any time shall not exceed the sum set forth about in this Paragraph 2.1, with interest thereon, extension and other fees, late charges, prepayment premiums and attorneys’ fees, according to the terms thereof, and all extensions, modifications, renewals or replacements thereof (hereinafter collectively called the “Note”). The instruments detailed above bear interest at a variable rate in accordance with the terms and provisions thereof which are by this reference incorporated herein.

2. Except as specifically modified herein, the Deed of Trust shall remain in full force and effect unmodified in any way and nothing done pursuant hereto shall impair or adversely affect or be construed as impairing or adversely affecting the liens and security interests or the priority thereof over other liens and security interests, or release or affect the liability of any party or parties who may now or hereafter be liable under or on account of the Loan.

3. This Amendment may be executed in any number of counterparts, which counterparts when combined together shall constitute an original document.

[EXECUTION PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereof have executed this Amendment to Deed to of Trust on the date first set forth above.

SCHUFF STEEL – GULF COAST, INC., a Delaware corporation

By:
Michael R. Hill
Its:	Vice President and CFO

State of Arizona

County of Maricopa

The foregoing instrument was acknowledged before me this                      day of             , 2014, by Michael R. Hill, as Vice President and CFO of Gulf Coast – Inc., a Delaware corporation, on behalf of the corporation.

(Seal and Expiration Date)

Notary Public

WELLS FARGO CREDIT, INC., a Minnesota corporation

By
Amber N. Wildermuth
Its Authorized Signatory

State of Arizona

County of Maricopa

The foregoing instrument was acknowledged before me this                      day of             , 2014, by Amber N. Wildermuth, as Authorized Signatory of Wells Fargo Credit, Inc., a Minnesota corporation, on behalf of the corporation.

(Seal and Expiration Date)

Notary Public

TRUSTEE

Jeff Dahlen

State of Illinois

County of Cook

The foregoing instrument was acknowledged before me this                      day of                     , 2014, by Jeff Dahlen,

(Seal and Expiration Date)

Notary Public

EXHIBIT A

(Legal Description)

Prepared By Thomas E. Halter Gust Rosenfeld, P.L.C. One East Washington, Suite 1600 Phoenix, Arizona 85004-2553	Cross Reference Deed to Secure Debt and Security Agreement recorded in Deed Book 2656, Page 035, Dougherty County, Georgia Public Records

EIGHTH AMENDMENT TO DEED TO SECURE DEBT AND SECURITY AGREEMENT

DATE:	, 2014

PARTIES:	SCHUFF STEEL – ATLANTIC, LLC, a Florida limited liability
company, formerly known as Schuff Steel – Atlantic, Inc., a Florida corporation, formerly known as Addison Steel, Inc.
1841 W. Buchanan Street
Phoenix, AZ 85007 (“Debtor”)

WELLS FARGO CREDIT, INC.
100 West Washington Street, 15th Floor
MAC #S4101-158
Phoenix, AZ 85003 (“Lender”)

Debtor has granted to Lender a Deed To Secure Debt and Security Agreement (the “Deed to Secure Debt”) on certain real property located in Dougherty County, Georgia, described on Exhibit A which was dated August 13, 2003, and recorded in the records of Dougherty County, Georgia at Book 2656, page 035, as amended.

Debtor and Lender have executed this Eighth Amendment to Deed to Secure Debt (the “Amendment”) to modify the Deed to Secure Debt as follows:

Section 2.1 of the Deed to Secure Debt is hereby deleted and replaced as follows:

2.1 Payment of the sum of Seventy-Five Million Dollars ($75,000,000.00) according to the terms of (i) that Third Replacement Revolving Promissory Note in the original principal amount of $50,000,000.00, (ii) that Real Estate Term Note in the original principal amount of $10,000,000.00, and (iii) that Real Estate (2) Term Note in the original principal amount of $15,000,000.00 made by Grantor, and the other persons or entities listed on Schedule “C” attached hereto and by this reference made a part hereof (hereinafter Trustor and such other persons individually and collectively called “Borrower”), payable to the order of Lender, evidencing lines of credit, all or parts of which may be advanced to Borrower, repaid by Borrower and readvanced to Borrower, from time to time, subject to the terms and conditions thereof and/or of that Second Amended and Restated Credit and Security Agreement dated August 14, 2013, as amended from time to time and as amended and restated from time to time, by and between Borrower and Beneficiary (hereinafter called the “Loan Agreement”), provided that the principal balance outstanding at any time shall not exceed the sum set forth about in this Paragraph, with interest thereon, extension and other fees, late charges, prepayment premiums and attorneys’ fees, according to the terms thereof, and all extensions, modifications, renewals or replacements thereof (hereinafter collectively called the “Note”). All of the instruments detailed above bear interest at a variable rate in accordance with the terms and provisions thereof which are by this reference incorporated herein.

Except as specifically modified herein, the Deed to Secure Debt shall remain in full force and effect unmodified in any way and nothing done pursuant hereto shall impair or adversely affect or be construed as impairing or adversely affecting the liens and security interests or the priority thereof over other liens and security interests, or release or affect the liability of any party or parties who may now or hereafter be liable under or on account of the loan.

This Amendment may be executed in any number of counterparts, which counterparts when combined together shall constitute an original document.

This Amendment shall be binding upon, and shall inure to the benefit of Debtor and Lender and their respective successors and assigns.

[EXECUTION PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereof have executed this Amendment to Deed to Secure Debt on the date first set forth above.

Signed, sealed and delivered in the presence of:	DEBTOR: SCHUFF STEEL—ATLANTIC, LLC, a Florida limited liability company
Unofficial Witness
By:
Notary Public [Affix seal and state date of expiration of commission]	Name: Michael R. Hill Title: Vice President and CFO

State of Arizona

County of Maricopa

The foregoing instrument was acknowledged before me this                      day of                                 , 2014, by Michael R. Hill, as Vice President and CFO of Schuff Steel—Atlantic, LLC, a Florida limited liability company, on behalf of the company.

(Seal and Expiration Date)

Notary Public

Signed, sealed and delivered in the presence of:	LENDER:
WELLS FARGO CREDIT, INC.,
a Minnesota corporation
Unofficial Witness
By:
Notary Public [Affix seal and state	Name:	Amber N. Wildermuth
date of expiration of commission]	Title:	Authorized Signatory

State of Arizona

County of Maricopa

The foregoing instrument was acknowledged before me this              day of                     , 2014, by Amber N. Wildermuth, as the Authorized Signatory of Wells Fargo Credit, Inc., a Minnesota corporation, on behalf of the corporation.

(Seal and Expiration Date)

Notary Public

EXHIBIT A

(Legal Description)

When recorded return to:

Thomas E. Halter

Gust Rosenfeld, P.L.C.

One E. Washington, Suite 1600

Phoenix, Arizona 85004-2553

FOURTH AMENDMENT TO DEED OF TRUST

AND ASSIGNMENT OF RENTS AND LEASES

DATE:                     , 2014

PARTIES:	SCHUFF STEEL – GULF COAST, INC., a Delaware corporation (formerly known as Six Industries, Inc.) 1841 W. Buchanan Street Phoenix, AZ 85007 (“Grantor”)

WELLS FARGO CREDIT, INC. 100 West Washington Street, 15th Floor MAC S4101-158 Phoenix, AZ 85003 (“Beneficiary”)

JEFF DAHLEN C/O STEWART TITLE Natl. Title Service Center 2 North La Salle St., Suite 1400 Chicago, IL 60602 (“Trustee”)

Grantor has granted to Trustee, on behalf of Beneficiary a Deed of Trust and Assignment of Rents and Leases on certain real property located in Harris County, Texas which was recorded in the records of Harris County, Texas (the “Official Records”) at Instrument No. 20090064528, as amended (the “Deed of Trust”).

The obligations secured by the Deed of Trust have been modified.

Grantor and Beneficiary have executed this Fourth Amendment to Deed of Trust to modify the Deed of Trust as follows:

1. Section 2.1(a) of the Deed of Trust is deleted and replaced as follows:

2.1 Payment of the sum of Seventy-Five Million Dollars ($75,000,000.00) according to the terms of (i) that Third Replacement Revolving Promissory Note in the original principal amount of $50,000,000.00, (ii) that Real Estate Term Note in the original principal amount of $10,000,000.00, and (iii) that Real Estate (2) Term Note in the original principal amount of $15,000,000.00, each made by Grantor, and the other persons or entities listed on Schedule “B” attached hereto and by this reference made a part hereof (hereinafter Grantor and such other persons individually and collectively called “Borrower”), payable to the order of Beneficiary, evidencing lines of credit, all or parts of which may be advanced to Borrower, repaid by Borrower and readvanced to Borrower, from time to time, subject to the terms and conditions thereof and/or of that Second Amended and Restated Credit and Security Agreement dated August 14, 2013, as amended from time to time and as amended and restated from time to time, by and between Borrower and Beneficiary (hereinafter called the “Loan Agreement”), provided that the principal balance outstanding at any time shall not exceed the sum set forth about in this Paragraph 2.1, with interest thereon, extension and other fees, late charges, prepayment premiums and attorneys’ fees, according to the terms thereof, and all extensions, modifications, renewals or replacements thereof (hereinafter collectively called the “Note”). The instruments detailed above bear interest at a variable rate in accordance with the terms and provisions thereof which are by this reference incorporated herein; and

2. Except as specifically modified herein, the Deed of Trust shall remain in full force and effect unmodified in any way and nothing done pursuant hereto shall impair or adversely affect or be construed as impairing or adversely affecting the liens and security interests or the priority thereof over other liens and security interests, or release or affect the liability of any party or parties who may now or hereafter be liable under or on account of the Loan.

3. This Amendment may be executed in any number of counterparts, which counterparts when combined together shall constitute an original document.

[EXECUTION PAGES FOLLOW]

IN WITNESS WHEREOF, Grantor has executed this Deed of Trust as of the date first set forth above.

Grantor		Address

SCHUFF STEEL – GULF COAST, INC., a Delaware corporation		1841 W. Buchanan Street Phoenix, AZ 85007

By:
Michael R. Hill
Its:	Vice President and CFO

STATE OF                     )

                                         ) ss.

COUNTY OF                 )

The foregoing instrument was acknowledged before me this              day of                     , 2014, by Michael R. Hill, as Vice President and CFO of Schuff Steel – Gulf Coast, Inc., a Delaware corporation, on behalf of the corporation.

(Seal and Expiration Date)

Notary Public

WELLS FARGO CREDIT, INC.		Address

Wells Fargo Credit, Inc.
MAC S4101-076
By		100 West Washington Street, 7th Floor
	Amber N. Wildermuth	Phoenix, AZ 85003
Its	Authorized Signatory

STATE OF ARIZONA            )

                                                   ) ss.

COUNTY OF MARICOPA     )

The foregoing instrument was acknowledged before me this                  day of                     , 2014, by Amber N. Wildermuth, as Authorized Signatory of Wells Fargo Credit, Inc., a Minnesota corporation, on behalf of the corporation.

(Seal and Expiration Date)

Notary Public

TRUSTEE

Jeff Dahlen

State of Illinois

County of Cook

The foregoing instrument was acknowledged before me this              day of                     , 2014, by Jeff Dahlen, Trustee.

(Seal and Expiration Date)

Notary Public

EXHIBIT A

(Legal Description)

Prepared by and After

Recording, Return To:

Thomas E. Halter

Gust Rosenfeld P.L.C.

One East Washington, Suite 1600

Phoenix, Arizona 85004-2553

SIXTH AMENDMENT TO MORTGAGE, ASSIGNMENT OF

RENTS AND SECURITY AGREEMENT

DATE:	, 2014

PARTIES:	SCHUFF STEEL COMPANY
1841 West Buchanan Street
Phoenix, Arizona 85007 (“Debtor”)

WELLS FARGO CREDIT, INC.
100 West Washington Street, 15th Floor
MAC #S4101-158
Phoenix, AZ 85003 (“Lender”)

Debtor has granted to Lender a Mortgage, Assignment of Rents and Security Agreement (the “Mortgage”) on certain real property located in Franklin County, Kansas, described on Exhibit A which was dated August 22, 2006, and recorded in the records of Franklin County, Kansas (the “Official Records”) at Book 429, Page 301, Instrument No. 4287, as amended.

Debtor and Lender have executed this Amendment to modify the Mortgage as follows:

1. Recital A of the Mortgage is hereby deleted and replaced as follows:

A. Mortgagee has agreed to provide certain credit facilities to Mortgagor pursuant to an Amended and Restated Credit and Security Agreement dated December 18, 2008, as amended from time to time and as amended and restated from time to time (the “Credit Agreement”) consisting of a variable interest rate revolving line of credit in the original principal amount of $60,000,000.00, a variable interest real estate term loan in the original principal amount of $10,000,000.00 and a variable interest real estate term loan in the original principal amount of $15,000,000.00 (collectively, the “Loan”). The Loan is evidenced by (i) that certain Third Replacement Revolving Note in the original principal amount of $60,000,000.00, and having a final maturity date of June 30, 2018, (ii) that certain Real Estate Term Note dated August 14, 2013 in the original principal amount of $10,000,000.00 having a final maturity date of

April 30, 2019, and that certain Real Estate (2) Term Note dated                              in the original principal amount of $15,000,000.00 having a final maturity date of April 30, 2019 (which notes, together with notes issued in substitution or exchange therefor and all amendments thereto, are hereinafter referred to collectively as the “Note”). The Notes were made by Mortgagee and the persons or entities described in Schedule 1.1 attached hereto (collectively, the “Borrower”) in favor of Mortgagee.

2. Except as specifically modified herein, the Mortgage shall remain in full force and effect unmodified in any way and nothing done pursuant hereto shall impair or adversely affect or be construed as impairing or adversely affecting the liens and security interests or the priority thereof over other liens and security interests, or release or affect the liability of any party or parties who may now or hereafter be liable under or on account of the Loan.

3. This Amendment may be executed in any number of counterparts, which counterparts when combined together shall constitute an original document.

[EXECUTION PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereof have executed this Amendment on the date first set forth above.

DEBTOR:

SCHUFF STEEL COMPANY, a Delaware corporation

By:
Name:	Michael R. Hill
Title:	Vice President and CFO

State of Arizona

County of Maricopa

The foregoing instrument was acknowledged before me this              day of                             , 2014, by Michael R. Hill, as Vice President and CFO of Schuff Steel Company, a Delaware corporation, on behalf of the corporation.

(Seal and Expiration Date)

Notary Public

LENDER
WELLS FARGO CREDIT, INC., a Minnesota corporation

By
Amber N. Wildermuth
Its Authorized Signatory

State of Arizona

County of Maricopa

The foregoing instrument was acknowledged before me this              day of                     , 2014, by Amber N. Wildermuth, as Authorized Signatory of Wells Fargo Credit, Inc., a Minnesota corporation, on behalf of the corporation.

(Seal and Expiration Date)

Notary Public

EXHIBIT A

(Legal Description)

When recorded return to:

Thomas E. Halter

Gust Rosenfeld, P.L.C.

One East Washington, Suite 1600

Phoenix, Arizona 85004-2553

(Rainbow Rd & Southern)

FIRST AMENDMENT TO DEED OF TRUST AND ASSIGNMENT

OF RENTS AND LEASES

DATE:	, 2014

PARTIES:	SCHUFF STEEL COMPANY, a Delaware corporation

1841 W. Buchanan Street

Phoenix, AZ 85007 (“Trustor”)

WELLS FARGO CREDIT, INC.

100 West Washington Street, 15th Floor

MAC S4101-158

Phoenix, AZ 85003 (“Beneficiary”)

Trustor has granted to Beneficiary a Deed of Trust and Assignment of Rents and Leases on certain real property located in Maricopa County, Arizona which was recorded in the records of Maricopa County, Arizona (the “Official Records”) at Instrument No. 2014 0088581, as amended (the “Deed of Trust”).

Trustor and Beneficiary have executed this Amendment to Deed of Trust to modify the Deed of Trust as follows:

1. Section 2.1(a) of the Deed of Trust is deleted and replaced as follows:

(a) Payment of the sum of $75,000,000.00 according to the terms of (i) that Third Replacement Revolving Promissory Note in the original principal amount of $50,000,000.00, (ii) that Real Estate Term Note in the original principal amount of $10,000,000.00, and (iii) that certain Real Estate (2) Term Note in the original principal amount of $15,000,000.00, each made by the other persons or entities listed on Schedule “B” attached hereto and by this reference made a part hereof (hereinafter such persons individually and collectively called “Borrower”), payable to the order of Beneficiary, evidencing lines of credit, all or parts of which may be advanced to Borrower, repaid by Borrower and readvanced to Borrower, from time to time, subject to the terms and conditions thereof and/or of that Second Amended and Restated Credit and Security Agreement dated August 14, 2013, as amended from time to time and as amended and restated from time to time, by and between Borrower and Beneficiary (hereinafter called the “Loan Agreement”), with interest thereon, extension and other fees, late charges, prepayment premiums and attorneys’ fees, according to the terms thereof, and all extensions, modifications, renewals or replacements thereof (hereinafter collectively, the “Note”). The instruments detailed above bear interest at a variable rate in accordance with the terms and provisions thereof which are by this reference incorporated herein; and

2. Except as specifically modified herein, the Deed of Trust shall remain in full force and effect unmodified in any way and nothing done pursuant hereto shall impair or adversely affect or be construed as impairing or adversely affecting the liens and security interests or the priority thereof over other liens and security interests, or release or affect the liability of any party or parties who may now or hereafter be liable under or on account of the Loan.

3. This Amendment may be executed in any number of counterparts, which counterparts when combined together shall constitute an original document.

[EXECUTION PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereof have executed this Amendment to Deed of Trust on the date first set forth above.

SCHUFF STEEL COMPANY, a Delaware corporation

By
Michael R. Hill
Its Vice President and CFO

State of

County of

The foregoing instrument was acknowledged before me this                      day of                     , 2014, by Michael R. Hill, as Vice President and CFO of Schuff Steel Company, a Delaware corporation, on behalf of the corporation.

(Seal and Expiration Date)

Notary Public

WELLS FARGO CREDIT, INC., a Minnesota corporation

By
Amber N. Wildermuth
Its Authorized Signatory

State of Arizona

County of Maricopa

The foregoing instrument was acknowledged before me this                      day of                     , 2014, by Amber N. Wildermuth, as Authorized Signatory of Wells Fargo Credit, Inc., a Minnesota corporation, on behalf of the corporation.

(Seal and Expiration Date)

Notary Public

EXHIBIT A

(Legal Description)

When recorded return to:

Thomas E. Halter

Gust Rosenfeld, P.L.C.

One East Washington, Suite 1600

Phoenix, Arizona 85004-2553

(19th Ave. & Buchanan)

FIRST AMENDMENT TO DEED OF TRUST AND ASSIGNMENT

OF RENTS AND LEASES

DATE:	, 2014

PARTIES:	SCHUFF STEEL COMPANY, a Delaware corporation
1841 W. Buchanan Street
Phoenix, AZ 85007 (“Trustor”)

WELLS FARGO CREDIT, INC.
100 West Washington Street, 15th Floor
MAC S4101-158
Phoenix, AZ 85003 (“Beneficiary”)

Trustor has granted to Beneficiary a Deed of Trust and Assignment of Rents and Leases on certain real property located in Maricopa County, Arizona which was recorded in the records of Maricopa County, Arizona (the “Official Records”) at Instrument No. 2014 0088582, as amended (the “Deed of Trust”).

Trustor and Beneficiary have executed this Amendment to Deed of Trust to modify the Deed of Trust as follows:

1. Section 2.1(a) of the Deed of Trust is deleted and replaced as follows:

(a) Payment of the sum of $75,000,000.00 according to the terms of (i) that Third Replacement Revolving Promissory Note in the original principal amount of $50,000,000.00, (ii) that Real Estate Term Note in the original principal amount of $10,000,000.00, and (iii) that certain Real Estate (2) Term Note in the original principal amount of $15,000,000.00, each made by the other persons or entities listed on Schedule “B” attached hereto and by this reference made a part hereof (hereinafter such persons individually and collectively called “Borrower”), payable to the order of Beneficiary, evidencing lines of credit, all or parts of which may be advanced to Borrower, repaid by Borrower and readvanced to Borrower, from time to time, subject to the terms and conditions thereof and/or of that Second Amended and Restated Credit and Security Agreement dated August 14, 2013, as amended from time to time and as amended and restated from time to time, by and between Borrower and Beneficiary (hereinafter called the “Loan Agreement”), with interest thereon, extension and other fees, late charges, prepayment premiums and attorneys’ fees, according to the terms thereof, and all extensions, modifications, renewals or replacements thereof (hereinafter collectively, the “Note”). The instruments detailed above bear interest at a variable rate in accordance with the terms and provisions thereof which are by this reference incorporated herein; and

2. Except as specifically modified herein, the Deed of Trust shall remain in full force and effect unmodified in any way and nothing done pursuant hereto shall impair or adversely affect or be construed as impairing or adversely affecting the liens and security interests or the priority thereof over other liens and security interests, or release or affect the liability of any party or parties who may now or hereafter be liable under or on account of the Loan.

3. This Amendment may be executed in any number of counterparts, which counterparts when combined together shall constitute an original document.

[EXECUTION PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereof have executed this Amendment to Deed of Trust on the date first set forth above.

SCHUFF STEEL COMPANY, a Delaware corporation

By
Michael R. Hill
Its Vice President and CFO

State of

County of

The foregoing instrument was acknowledged before me this                  day of                 , 2014, by Michael R. Hill, as Vice President and CFO of Schuff Steel Company, a Delaware corporation, on behalf of the corporation.

(Seal and Expiration Date)

Notary Public

WELLS FARGO CREDIT, INC., a Minnesota corporation

By
Amber N. Wildermuth
Its Authorized Signatory

State of Arizona

County of Maricopa

The foregoing instrument was acknowledged before me this                  day of                 , 2014, by Amber N. Wildermuth, as Authorized Signatory of Wells Fargo Credit, Inc., a Minnesota corporation, on behalf of the corporation.

(Seal and Expiration Date)

Notary Public

EXHIBIT A

(Legal Description)

When recorded return to:

Thomas E. Halter

Gust Rosenfeld, P.L.C.

One East Washington, Suite 1600

Phoenix, Arizona 85004-2553

(Mesa Condo)

FIRST AMENDMENT TO DEED OF TRUST AND ASSIGNMENT

OF RENTS AND LEASES

DATE:                         , 2014

PARTIES:	SCHUFF STEEL MANAGEMENT COMPANY -
SOUTHWEST, INC., a Delaware corporation
1841 W. Buchanan Street
Phoenix, AZ 85007 (“Trustor”)

WELLS FARGO CREDIT, INC.
100 West Washington Street, 15th Floor
MAC S4101-158
Phoenix, AZ 85003 (“Beneficiary”)

Trustor has granted to Beneficiary a Deed of Trust and Assignment of Rents and Leases on certain real property located in Maricopa County, Arizona which was recorded in the records of Maricopa County, Arizona (the “Official Records”) at Instrument No. 2014 0088580, as amended (the “Deed of Trust”).

Trustor and Beneficiary have executed this Amendment to Deed of Trust to modify the Deed of Trust as follows:

1. Section 2.1(a) of the Deed of Trust is deleted and replaced as follows:

(a) Payment of the sum of $75,000,000.00 according to the terms of (i) that Third Replacement Revolving Promissory Note in the original principal amount of $50,000,000.00, (ii) that Real Estate Term Note in the original principal amount of $10,000,000.00, and (iii) that certain Real Estate (2) Term Note in the original principal amount of $15,000,000.00, each made by the other persons or entities listed on Schedule “B” attached hereto and by this reference made a part hereof (hereinafter such persons individually and collectively called “Borrower”), payable to the order of Beneficiary, evidencing lines of credit, all or parts of which may be advanced to Borrower, repaid by Borrower and readvanced to Borrower, from time to time, subject to the terms and conditions thereof and/or of that Second Amended and Restated Credit and Security Agreement dated August 14, 2013, as amended from time to time and as amended and restated from time to time, by and between Borrower and Beneficiary (hereinafter called the “Loan Agreement”), with interest thereon, extension and other fees, late charges, prepayment premiums and attorneys’ fees, according to the terms thereof, and all extensions, modifications, renewals or replacements thereof (hereinafter collectively, the “Note”). The instruments detailed above bear interest at a variable rate in accordance with the terms and provisions thereof which are by this reference incorporated herein; and

2. Except as specifically modified herein, the Deed of Trust shall remain in full force and effect unmodified in any way and nothing done pursuant hereto shall impair or adversely affect or be construed as impairing or adversely affecting the liens and security interests or the priority thereof over other liens and security interests, or release or affect the liability of any party or parties who may now or hereafter be liable under or on account of the Loan.

3. This Amendment may be executed in any number of counterparts, which counterparts when combined together shall constitute an original document.

[EXECUTION PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereof have executed this Amendment to Deed of Trust on the date first set forth above.

SCHUFF STEEL MANAGEMENT COMPANY - SOUTHWEST, INC., a Delaware corporation

By
Michael R. Hill
Its Vice President and CFO

State of

County of

The foregoing instrument was acknowledged before me this              day of                     , 2014, by Michael R. Hill, as Vice President and CFO of Schuff Steel Management Company - Southwest, Inc., a Delaware corporation, on behalf of the corporation.

(Seal and Expiration Date)

Notary Public

WELLS FARGO CREDIT, INC., a Minnesota corporation

By
Amber N. Wildermuth
Its Authorized Signatory

State of Arizona

County of Maricopa

The foregoing instrument was acknowledged before me this              day of                     , 2014, by Amber N. Wildermuth, as Authorized Signatory of Wells Fargo Credit, Inc., a Minnesota corporation, on behalf of the corporation.

(Seal and Expiration Date)

Notary Public

EXHIBIT A

(Legal Description)